Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

to Tender Shares of Common Stock

of

ACV AUCTIONS INC.

at

$10.50 Net Per Share of Common Stock

Pursuant to the Offer to Purchase

Dated September 17, 2026

by

APPLE MERGER SUB, INC.

a wholly owned subsidiary of

COPART, INC.

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE ONE MINUTE FOLLOWING 11:59 P.M.,

EASTERN TIME, ON SEPTEMBER 30, 2026, UNLESS THE

OFFER IS EXTENDED OR EARLIER TERMINATED.

The Depositary for the Offer is:

COMPUTERSHARE TRUST COMPANY, N.A.

If delivering by first class mail:	If delivering by registered, certified mail, or overnight courier:
Computershare Trust Company, N.A. c/o Voluntary Corporate Actions; COY: ACVA P.O. Box 43011 Providence, Rhode Island 02940-3011	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions; COY: ACVA 150 Royall Street, Suite V Canton, Massachusetts 02021

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL MAY BE MADE TO OR OBTAINED FROM THE INFORMATION AGENT AT ITS ADDRESS OR TELEPHONE NUMBERS SET FORTH BELOW.

You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the enclosed IRS Form W-9 or provide the appropriate IRS Form W-8, as applicable.

The Offer (as defined below) is not being made to holders in any jurisdiction in which the making of the Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction. We are not aware of any jurisdiction where the making of the Offer or acceptance thereof would be prohibited by securities, blue sky or other valid laws of such jurisdiction. If we become aware of any U.S. state in which the making of the Offer or acceptance of Shares pursuant thereto would not be in compliance with an administrative or judicial action pursuant to a valid state statute, we will make a good faith effort to comply with that state statute. If, after a good faith effort, we cannot comply with the state statute, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of Shares in that state. In those jurisdictions where applicable laws or

VOLUNTARY CORPORATE ACTIONS; COY: ACVA

regulations require that the Offer be made by a licensed broker or dealer, the Offer will be deemed to be made on behalf of Merger Sub by one or more registered brokers or dealers licensed under the laws of such jurisdiction to be designated by Merger Sub.

This Letter of Transmittal is to be used by stockholders of ACV Auctions Inc. on the records of the Depositary.

Delivery of documents to The Depository Trust Company (the “Book-Entry Transfer Facility” or “DTC”) does not constitute delivery to the Depositary.

Ladies and Gentlemen:

The undersigned hereby tenders to Apple Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and a wholly owned subsidiary of Copart, Inc., a Delaware corporation (“Parent”), the below-described shares of common stock, par value $0.001 per share (the “Shares”), of ACV Auctions Inc., a Delaware corporation (“ACV”), pursuant to Merger Sub’s offer to acquire all of the outstanding Shares for $10.50 per Share, net to the seller in cash, without interest, subject to any applicable withholding of taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 17, 2026 (together with any amendments or supplements thereto, the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the “Offer”). The Offer expires one minute following 11:59 p.m., Eastern Time, on September 30, 2026, unless extended or earlier terminated as permitted by the Agreement and Plan of Merger, dated as of September 10, 2026 (together with any amendments or supplements thereto, the “Merger Agreement”), among Parent, Merger Sub and ACV pursuant to which the Offer is being made (such time or such subsequent time to which the expiration of the Offer is extended in accordance with the Merger Agreement, the “Expiration Time”). To the extent permitted under the Merger Agreement, Merger Sub reserves the right to transfer or assign, in whole or from time to time in part, to any other wholly owned Delaware corporate subsidiary of Parent the right to purchase Shares tendered pursuant to the Offer (provided that such assignment will not (i) impede or delay the consummation of the Transactions (as defined in the Offer to Purchase) or (ii) relieve Parent or Merger Sub of its obligations under the Merger Agreement).

Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), and effective upon acceptance for payment for the Shares validly tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Merger Sub all right, title and interest in and to all of the Shares that are being tendered hereby. In addition, the undersigned hereby irrevocably appoints each of the designees of Merger Sub as the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares, with full power of substitution (such proxy and power of attorney being deemed to be an irrevocable power coupled with an interest in the Shares tendered by this Letter of Transmittal), to (a) transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Merger Sub, (b) present such Shares for transfer on the books of ACV and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

The undersigned also hereby irrevocably appoints each of the designees of Merger Sub as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney-in-fact and proxy or his or her substitute will in his or her sole discretion deem proper, with respect to all of the Shares validly tendered hereby which have been accepted for payment by Merger Sub prior to the time of any vote or other action, at any meeting of stockholders of ACV (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy and power of attorney is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Merger Sub in accordance with the terms of the Offer. Such acceptance for payment will revoke any other proxies, powers of attorney, or written consent granted by the undersigned at any time with respect to such Shares, and no subsequent proxies or powers of attorney will be given, or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective). Merger Sub reserves the right to require that, in order for Shares to be deemed validly tendered,

VOLUNTARY CORPORATE ACTIONS; COY: ACVA

immediately upon Merger Sub’s acceptance for payment of such Shares, Merger Sub or its designees must be able to exercise full voting, consent and other rights with respect to such Shares, including voting at any meeting of ACV’s stockholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herein and that when the same are accepted for payment by Merger Sub, Merger Sub will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances (other than general restrictions imposed by securities laws) and that the same will not be subject to any adverse claims. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares, or the submitter at the Book-Entry Transfer Facility is a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Shares. The undersigned, or participant submitter, will, upon request, execute and deliver any additional documents deemed by the Depositary or Merger Sub to be reasonably necessary to complete the sale, assignment and transfer of the Shares tendered hereby.

All authority herein conferred or agreed to be conferred will not be affected by, and will survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute an agreement between the undersigned and Merger Sub upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Merger Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of any Shares purchased. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of any Shares purchased to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not accepted for payment in the name(s) of, and mail said check to, the person(s) so indicated. The undersigned recognizes that Merger Sub has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder(s) thereof if Merger Sub does not accept for payment any of the Shares so tendered.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Tendered (attach additional list if necessary)
Book Entry Shares*
Number of Shares Held in Book-Entry Form Tendered

Total Shares
* Unless otherwise indicated, it will be assumed that all shares of common stock held in book-entry form are being tendered hereby.

(1)

If Shares are held in book-entry form, you must indicate the number of Shares you are tendering. Otherwise, all Shares represented by book-entry delivered to the Depositary will be deemed to have been tendered. By signing and submitting this Letter of Transmittal you warrant that these Shares will not be sold, including through limit order request, unless validly withdrawn from the Offer. See Instruction 4.

VOLUNTARY CORPORATE ACTIONS; COY: ACVA

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 6, 7 and 8)

To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) is to be issued in the name of someone other than the undersigned.

Issue to:

Name
(Please Print)

Address

(Include Zip Code)

Tax Identification or Social Security Number

(Please Print)

(Please additionally complete IRS Form W-9 (attached) or the applicable IRS Form W-8, available at www.IRS.gov)

VOLUNTARY CORPORATE ACTIONS; COY: ACVA

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown on the first page of this Letter of Transmittal.

Mail to:

Name
(Please Print)

Address

(Include Zip Code)

   Indicates permanent change of address

VOLUNTARY CORPORATE ACTIONS; COY: ACVA

IMPORTANT

STOCKHOLDER: SIGN HERE

(U.S. Holders: Please complete and return the IRS Form W-9 included herein)

(Non-U.S. Holders: Please obtain, complete and return appropriate IRS Form W-8)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the transfer agent’s books or by person(s) authorized to become registered holder(s) by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Signature(s) of Stockholder(s)

Dated , 202

Name(s)

(Please Print)
Capacity (full title) (See Instruction 5):
Address

(Include Zip Code)

Area Code and Telephone Number

Email Address

Guarantee of Signature(s) (If required; see Instructions 1 and 5) (For use by Eligible Institutions only. Place Medallion Guarantee in space below)

Name of Firm

Address

(Include Zip Code)

Authorized

Signature Names(s)

(Please Print)

VOLUNTARY CORPORATE ACTIONS; COY: ACVA

Area Code and Telephone Number

Dated , 202

VOLUNTARY CORPORATE ACTIONS; COY: ACVA

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith and such holder(s) have not completed the box entitled “Special Payment Instructions” on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used if Shares are held in book-entry form on the records of the Depositary. Any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Time.

For a stockholder validly to tender Shares pursuant to the Offer, either (a) this Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Time, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase. ACV stockholders must tender their Shares in accordance with the procedures set forth in the Offer to Purchase and this Letter of Transmittal. Tenders received by the Depositary after the Expiration Time will be disregarded and of no effect.

The method of delivery of Shares, this Letter of Transmittal and all other required documents is at the election and sole risk of the tendering stockholder. Shares will be deemed delivered only when actually received by the Depositary. Sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

3. Guaranteed Delivery. Any stockholder who cannot deliver this Letter of Transmittal and all other required documents to the Depositary, or cannot complete the procedures for book-entry transfer, prior to the Expiration Time may tender such Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

4. Inadequate Space. If the space provided herein is inadequate, the number of Shares should be listed on a separate signed schedule attached hereto.

5. Partial Tenders. In the case of Shares tendered by book-entry transfer at DTC (or Shares held in a direct registration account maintained by ACV’s transfer agent), any tendered but unpurchased Shares (including as a result of any necessary proration) will be credited to the appropriate account maintained by the tendering stockholder at DTC (or by ACV’s transfer agent). In each case, Shares will be returned or credited without expense to the stockholder.

6. Signatures on Letter of Transmittal. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) of such holders as written on the face of the Shares without alteration or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Shares tendered hereby are registered in names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, Shares not tendered or not accepted for payment are to be returned, in the name of any person other than the registered holder(s).

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Merger Sub of the authority of such person so to act must be submitted, or in lieu of evidence, a Guarantee of Signature (see Instruction 1).

7. Stock Transfer Taxes. Parent will pay any stock transfer taxes with respect to the sale and transfer of any Shares to Merger Sub or Merger Sub’s order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not accepted for payment are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Merger Sub pursuant to the Offer, then as a condition of such payment, such person will pay the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise), or establish satisfactory evidence of the payment of such taxes, or exemption therefrom.

8. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if the check is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

9. Backup Withholding. Under the U.S. federal income tax laws, unless certain certification requirements are met, the Depositary generally will be required to withhold at the applicable backup withholding rate from any payments made to a stockholder pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, in each case that is a U.S. person (as defined in the instructions to IRS Form W9) must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the IRS Form W-9 enclosed herein. In general, if a stockholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the stockholder or payee does not provide the Depositary with its correct taxpayer identification number, the stockholder or payee may also be subject to a penalty imposed by the IRS. Certain stockholders or payees (including, generally, certain domestic corporations and foreign stockholders) are not subject to these backup withholding requirements. In order to satisfy to the Depositary that a stockholder who is not a U.S. person is exempt, such stockholder or payee must submit to the Depositary a properly completed appropriate IRS Form W-8, signed under penalties of perjury, attesting to that stockholder’s foreign status. Such IRS Form W-8 can be obtained from the Depositary or the Internal Revenue Service (www.irs.gov/formspubs/index.html). The instructions to the enclosed IRS Form W-9 contain further information concerning backup withholding and instructions for completing the IRS Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the IRS Form W-9 if Shares are held in more than one name).

Failure to provide an IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold from any payments made pursuant to the Offer.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS. Failure to complete and provide an IRS Form W-9 or the appropriate IRS Form W-8 may result in U.S. federal backup withholding on any payments made to you pursuant to the Offer.

10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at its address or telephone numbers set forth below.

11. Waiver of Conditions. Merger Sub reserves the right to waive any of the specified conditions of the Offer in the case of any Shares tendered, subject in certain cases to the prior written consent of ACV, or make any other changes in the terms and conditions of the Offer not inconsistent with the terms of the Merger Agreement.

12. Irregularities. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Merger Sub in its sole discretion (which may be delegated in whole or in part to the Depositary), which determination will be final and binding on you. Merger Sub reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance for payment of or payment for which may, in the opinion of Merger Sub, be unlawful. Merger Sub also reserves the absolute right to waive any defect or irregularity in the tender of any Shares by any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to the satisfaction of Merger Sub. None of ACV, Merger Sub, Parent, the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person will be under any duty to give notification of any defect or irregularity in tenders or waiver of any such defect or irregularity or incur any liability for failure to give any such notifications.

IMPORTANT: This Letter of Transmittal, together with any signature guarantees and any other required documents, must be received by the Depositary on or prior to the Expiration Time and Shares must be delivered pursuant to the procedures for book-entry transfer, in each case on or prior to the Expiration Time.

The Information Agent for the Offer is:

Innisfree M&A Incorporated

500 Fifth Avenue, 21st Floor

New York, New York 10110

Stockholders may call toll free: (877) 800-5198

Banks and Brokers may call collect: (212) 750-5833

Form W-9 (Rev. March 2024) Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification Go to www.irs.gov/FormW9 for instructions and the latest information. Give form to the requester. Do not send to the IRS. Before you begin. For guidance related to the purpose of Form W-9, see Purpose of Form, below. Print or type. See Specific Instructions on page 3. 1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner's name on line 1, and enter the business/disregarded entity's name on line 2.) 2 Business name/disregarded entity name, if different from above. 3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only one of the following seven boxes. 4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3): Individual/sole proprietor C corporation S corporation Partnership Trust/estate Exempt payee code (if any) LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership).... Note: Check the "LLC" box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner. Other (see instructions) Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) (Applies to accounts maintained outside the United States.) 3b If on line 3a you checked "Partnership" or "Trust/estate," or checked "LLC" and entered "P" as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions.........` 5Address (number, street, and apt. or suite no.). See instructions. Requester's name and address (optional) 6City, state, and ZIP code 7List account number(s) here (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later. Note: If the account is in more than one name, see the instructions for line 1. See also What Name and Number To Give the Requester for guidelines on whose number to enter. Social security number or Employer Identification number Part II Certification Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3. I am a U.S. citizen or other U.S. person (defined below); and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later. Sign Here Signature of U.S. person Date General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9. What's New Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the "LLC" box and enter its appropriate tax classification.New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065). Purpose of Form An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they

VOLUNTARY CORPORATE ACTIONS; COY: ACVA

must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.•From 1099-INT (interest earned or paid).•Form 1099-DIV (dividends, including those from stocks or mutual funds).•Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).•Form 1099-NEC (nonemployee compensation).•Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).•Form 1099-S (proceeds from real estatetransactions).•Form 1099-K (merchant card and third-party network transactions).•Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).•Form 1099-C (canceled debt).•Form 1099-A (acquisition or abandonment of secured property).Use Form W-9 only if you are a U.S. person Qncluding a resident alien), to provide your correct TIN.Caution: If you don't return Form W-9 to the requester with aTIN,you might be subject to backup withholding. See What is backup withholding, later.By signing thefilled-out form, you:1.Certify that the TIN you are giving is correct (or you arewarring for a number to be issued);2.Certify that you are not subject to backup withholding; or3.Claim exemption from backup withholding if you are a U.S. exempt payee;and4.Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code Qt applicable); and5.Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See What Is FATCA Reporting, later, for further information.Note: If you are a U.S. person and a requester gives you a form other than FormW-9 to request your TIN,you must use the requester's form if it is substantially similar to this Form W-9.Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:•An individual who is a U.S. crrizen or U.S. resident alien;•A partnership, corporation, company, or association created or organized in the United States or under the laws of the Unrred States;•An estate (other than a foreign estate); or•A domestic trust (as defined in Regulations section 301.7701-7).Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions,allocations of income, or transfers of sales proceeds, may be subject to wrrhholding under chapter 3 or chapter 4 of the Code (sections 1441-1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner,transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.The following persons must provide FormW-9 to the payor for purposes of establishing its non-foreign status.•In the case of a disregarded entity with a U.S. owner,the U.S. owner of the disregarded entity and not the disregarded entity.•In the case of a granter trust with a U.S.granter or other U.S.owner, generally, the U.S. granter or other U.S. owner of the granter trust and not the granter trust.•In the case of a U.S. trust (other than a granter trust),the U.S. trust and not the beneficiaries of the trust.See Pub. 515 for more information on providing a FormW-9 or a certification of non-foreign status to avoid wrrhholding. Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1 .1441 -1(b)(2)Qv) or other applicable section for chapter 3 or 4 purposes), do not use FormW-9. Instead, use the appropriate FormW-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.8970)-1(d), or a partnership that iswholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use FormW-8EXP (or other certification of non-foreign status).Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S.tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permrr an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S.tax on certain types of income, you must attach a statement to FormW-9 that specifies the following five items.1.The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.2.The treaty article addressing the income.3.The article number (or location) in the tax treaty that contains the saving clause and its exceptions.4.The type and amount of income that qualifies for the exemption from tax.5.Sufficient facts to justify the exemption from tax under the terms of the treaty article.Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law,this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after theChinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to FormW-9 a statement that includes the information described above to support that exemption.If you are a nonresident alien or a foreign entity, give the requester the appropriate completed FormW-8 or Form 8233.Backup WithholdingWhat is backup withholding? Persons making certain payments to you must under certain conditions wrrhhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estatetransactions are not subject to backup wrrhholding.You will not besubject to backupwithholding on payments you receive if you givethe requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.Payments you receive will be subject to backup withholding if:1.You do not furnish your TIN to the requester;2.You do not certify your TIN when required (see the instructions for Part II for details);3.The IRS tells the requester that you furnished an incorrect TIN;4.The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or5.You do not certify to the requester that you are not subject to backup withholding, as described in rrem 4 under "By signing the filled-out form" above (for reportable interest and dividend accounts opened after 1983 only).

VOLUNTARY CORPORATE ACTIONS; COY: ACVA

2- The United States or any of its agencies or instrumentalities.3-A state,the District of Columbia, a U.S.commonwealth or territory, or any of their political subdivisions or instrumentalities.4-A foreign government or any of its political subdivisions, agencies, or instrumentalities.5-A corporation.6-A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.7-A futures commission merchant registered with the Commodity Futures Trading Commission.8-A real estate investment trust.9-An entity registered at all times during the tax year under the Investment Company Act of 1940.10-Acommon trust fund operated by a bank under section 584(a). 11-Afinancial institution as defined under section 581.12-Amiddleman known in the investment community as a nominee or custodian.13-Atrust exempt from tax under section 664 or described in section 4947.The following chart shows types of payments that may be exempt from backup withholding.The chart applies to the exempt payees listed above, 1 through 13.IF the payment is for ...THEN the payment is exempt for ...•Interest and dividend paymentsAll exempt payees except for 7.•Broker transactionsExempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.•Barter exchange transactions and patronage dividendsExempt payees 1 through 4.•Payments over $600 required to be reported and direct sales over$5,0001Generally, exempt payees 1 through 5.2•Payments made in settlement of payment card or third-party network transactionsExempt payees 1 through 4.1 See Form 1099-MISC, Miscellaneous Information, and its instructions.2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees,gross proceeds paid to an attorney reportable under section 6045(f}, and payments for services paid by a federal executive agency.Exemption from FATCA reporting code.The following codes identify payees that are exempt from reporting under FATCA.These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a FormW-9 with"Not Applicable" (or any similar indication) entered on the line for a FATCA exemption code.A-An organization exempt from tax under section 501(a) or any individual retirement plan asdefined in section 7701(a)(37).B- The United States or any of Its agencies or instrumentalities.C-A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.D-Acorporation the stock of which is regulariy traded on one or more established securities markets, asdescribed in Regulations section 1.1472-1 (c)(1)(?-E-A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1}0). F-A dealer in securities, commodities, or derivative financial instruments Qncluding notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.G-A real estate investment trust.H-A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.I-A common trust fund as defined in section 584(a). J-A bank as defined in section 581.K-A broker.L-A trust exempt from tax under section 664 or described in section 4947(a)(1).M-A tax-exempt trust under a section 403(b) plan or section 457(g) plan.Note:You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.Line 5Enter your address (number, street, and apartment or suite number). This is where the requester of this FormW-9 will mail your information returns. If this address differs from the one the requester already has on file, enter "NEW" at the top.If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.Line 6Enter your city,state,and ZIP code.Part I. Taxpayer Identification Number (TIN)Enter your TIN in the appropriate box. If you are a resident alien and you do not have,and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see How to get a TIN below.If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, ?the owner has one). If the LLC is classified as a corporation or partnership, enter the entity's EIN.Note: See What Name and Number To Give the Requester, later, for further clarification of name and Tl N combinations.How to get a TIN. If you do not have a TIN,apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card,from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 800-772-1213. Use FormW-7, Application for IRS Individual Taxpayer Identification Number,to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN.You can apply for an EIN online by accessing the IRS website at www.irs.gov/EIN. Go to www.irs.gov/Forms to view, download, or print FormW-7 and/or Form SS-4.Or, you can go to www.irs.gov/OrderForms to place an order and have FormW-7 and/or Form SS-4 mailed to you within 15 business days.If you are asked to complete FormW-9 but do not have a TIN, apply for a TIN and enter "Applied For" in the space for theTIN,sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.Note: Entering "Applied For'' means that you have already applied for a TIN or that you intend to apply for one soon. See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier,for when you may instead be subject to withholding under chapter 3 or 4 of theCode.Caution: A disregarded U.S.entity that has a foreign owner must use the appropriate Form W--8.

VOLUNTARY CORPORATE ACTIONS; COY: ACVA

Part II. CertificationTo establish to the withholding agent that you are a U.S. person, or resident alien, sign FormW-9.You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.For a joint account, only the person whoseTIN is shown in Part I should sign (when required). In the case of a disregarded entity,the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.Signature requirements. Complete the certification as indicated in items 1 through 5 below.1.Interest,dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.2.Interest,dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.3.Real estate transactions. You must sign the certification.You may cross out item 2 of the certification.4.Other payments. You must give your correct TIN, but you do not haveto sign the certification unless you have been notified that you have previously given an incorrect TIN."Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services Qncluding payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).5.Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA,Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions.You must give your correct TIN, but you do not have to sign the certification.What Name and Number To Give the RequesterFor this type of account:Give nameand SSN of:1. IndividualThe individual2. Two or more individuals (joint account) other than an account maintained by an FFIThe actual owner of the account or,?combined funds,the first individual on the account13. Two or more U.S. personsfjoint account maintained by an FFI)Each holder of the account4. Custodial account of a minor (Unform Gift to Minors Act)Theminor25. a. The usual revocable savings trust (grantor is also trustee)The grantor-trustee1b. So-called trust account that is not a Jegal or valid trust under state lawThe actual owner16. Sole proprietorship or disregarded entijy owned by an individualTheowne?7. Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(Q(A))ttThe grantor.. For this type of account:Give name and EIN of:8.Disregarded entity not owned by an individual9.A valid trust,estate, or pension trust10.Corpo,ation or LLC electing corporate status on Form 8832 or Form 255311.Association, club, religious, charitable, educational, or other tax-exempt organization12.Partnership or multi-member LLC13.A broker or registered no,ninee14.Account withthe Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison} that receives agricultural program payments15.Granto,trust filing Fo,m 1041 or underthe Optional Filing Method 2, requiring Fo,m 1099 (see Regulations section 1.671-4(b)(2)(ij(B))"The ownerLegal entijy' The corpo,ationThe organizationThe partnershipThe broker o, no,ninee The pubIic entijyThe trust1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an $SN,that person's number must be furnished.2 Circle the minor's name and furnish the minor's SSN.3You must show your individual name on line 1, and enter your business or DBA name, if any,on line2. You may usee?her your $SN or EIN (if you have one), but the IRS encourages you to use your $SN.4 List first and circle the name of the trust,estate, or pension trust.(Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)"Note:The granter must also provide a FormW-9 to the trustee of the trust.-For more information on optional filing methods for granter trusts, see the Instructions for Form 1041.Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.Secure Your Tax Records From Identity TheftIdentity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.To reduce your risk:•Protect your $SN,•Ensure your employer is protecting your $SN, and•Becareful when choosing a tax return preparer.If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039.For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

VOLUNTARY CORPORATE ACTIONS; COY: ACVA

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (fAS) assistance. You can reachTA$ by calling the TA$ toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059.Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.The IRS does not inniate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo,or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint.You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.ldentityTheft.gov and Pub. 5027.Go to www.irs.gov/ldentityTheft to learn more about identny theft and how to reduce your risk. Privacy Act NoticeSection 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns wnh the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA,or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information.Routine uses of this information include giving it to the Department of Justice for civil and criminal Irrigation and to cities,states, the District of Columbia, and U.S.commonwealths and terrnories for use in administering their laws.The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws,or to federal law enforcement and intelligence agencies to combat terrorism.You must provide your TIN whether or notyou are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give aTIN to the payor. Certain penalties may also apply for providing false or fraudulent information.

VOLUNTARY CORPORATE ACTIONS; COY: ACVA